I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "NEG OPERATING LLC" AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE TWENTY-FIFTH DAY OF AUGUST, A.D. 2000, AT 9 O'CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.



Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

3279526 8100H

010220863

AUTHENTICATION: 1121014

DATE: 05-08-01

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/25/2000
001430961 – 3279526

CERTIFICATE OF FORMATION

OF

NEG OPERATING LLC

(Under Section 18-201 of the Delaware Limited Liability Company Act)

I, the undersigned, to form a limited liability company under the Delaware Limited Liability Company Act (the "LLC Act"), hereby certify:

FIRST: The name of the limited liability company is NEG Operating LLC (the "Company").

SECOND: The address of the registered office of the Company in Delaware is 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19805-1297. The registered agent of the Company in Delaware for service of process is Corporation Service Company, whose address is 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19805-1297.

IN WITNESS WHEREOF, the undersigned, an authorized person within the meaning of Section 18-201 of the LLC Act, has signed this Certificate on August 23, 2000.

William N. Haddad
William N. Haddad
Authorized Person

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NEG OPERATING LLC", CHANGING ITS NAME FROM "NEG OPERATING LLC" TO "SANDRIDGE EXPLORATION AND PRODUCTION, LLC", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF SEPTEMBER, A.D. 2007, AT 2:47 O'CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE THIRTIETH DAY OF SEPTEMBER, A.D. 2007, AT 11:59 O'CLOCK P.M.

Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

3279526 8100

071066129

AUTHENTICATION: 6038192

DATE: 10-01-07

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:47 PM 09/28/2007
FILED 02:47 PM 09/28/2007
SRV 071066129 - 3279526 FILE

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
NEG OPERATING LLC

NEG Operating LLC, a Delaware limited liability company (the "Company"), for the purpose of amending its Certificate of Formation pursuant to Section 18-202 of the Delaware Limited Liability Company Act, hereby certifies that:

1. The name of the Company is NEG Operating LLC.

2. The Company's Certificate of Formation is amended by deleting Article First in its entirety and replacing it with the following:

   "FIRST. The name of the limited liability company is SandRidge Exploration and Production, LLC (the "Company")."

3. This Certificate of Amendment shall become effective at 11:59 p.m. on September 30, 2007.

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment as of the 28 day of September, 2007.

V. Bruce

V. Bruce Thompson, Authorized Person

3499272_1.DOC

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "SANDRIDGE EXPLORATION AND PRODUCTION, LLC", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF JANUARY, A.D. 2008, AT 8:44 O'CLOCK P.M.

Harriet Smith Windsor, Secretary of State

3279526 8100

AUTHENTICATION: 6317505

080054058

DATE: 01-16-08

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:44 PM 01/16/2008
FILED 08:44 PM 01/16/2008
SRV 080054058 - 3279526 FILE

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
SANDRIDGE EXPLORATION AND PRODUCTION, LLC

Sandridge Exploration and Production, LLC, a Delaware limited liability company (the "Company"), for the purpose of amending its Certificate of Formation pursuant to Section 18-202 of the Delaware Limited Liability Company Act (the "Act"), hereby certifies that:

1. The name of the Company is Sandridge Exploration and Production, LLC.

2. The Company's Certificate of Formation is amended by deleting Article Second in its entirety and replacing it with the following:

> "SECOND. The address of the registered office of the Company in Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The registered agent of the Company in Delaware for service of process is The Corporation Trust Company, whose address is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801."

IN WITNESS WHEREOF, the undersigned has executed this Certificate within the meaning of Section 18-201 of the Act, on the 22 day of October, 2007.

By: V. Bruce
V. Bruce Thompson, Authorized Person